BA Mortgage 1998-7 Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 1998-7

                        OFFICER'S CERTIFICATE PURSUANT TO
                          SECTION 3.17 OF THE AGREEMENT
                          -----------------------------

            I, Gary K. Bettin, Senior Vice President of BA Mortgage, LLC, as successor to NationsBanc Mortgage Corporation (the "Master Servicer"), hereby certify pursuant to Section 3.17 of the Pooling and Servicing Agreement, dated as of December 1, 1998 (the "Agreement"), among Bank of America Mortgage Securities, Inc., Bank of America, N.A., the Master Servicer and The Bank of New York, that: (a) a review of the activities of the Master Servicer during calendar years 1998, 1999, 2000 and 2001 and of the performance of the Master Servicer under the Agreement has been made under my supervision, (b) to the best of my knowledge, based on such review, the Master Servicer has fulfilled all its material obligations in all material respects under the Agreement throughout calendar years 1998, 1999, 2000 and 2001 and (c) to the best of my knowledge, each related servicer has fulfilled its material obligations under its servicing agreement with the Master Servicer in all material respects.

Dated: November 15, 2002


                                        BA MORTGAGE, LLC,
                                           as Master Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                            BANA 1998 Transactions Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.17
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO
                  --------------------------------------------

            I, Gary K. Bettin, Senior Vice President of Bank of America, N.A., as successor to Bank of America, FSB (the "Master Servicer"), hereby certify pursuant to Section 3.17 of the Pooling and Servicing Agreements listed on
Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Master Servicer during calendar years 1998, 1999, 2000 and 2001 and of the performance of the Master Servicer under the Agreements has been made under my supervision, (b) to the best of my knowledge, based on such review, the Master Servicer has fulfilled all its material obligations in all material respects under the Agreements throughout calendar years 1998, 1999, 2000 and 2001 and (c) to the best of my knowledge, each related servicer has fulfilled its material obligations under its servicing agreement with the Master Servicer in all material respects.

Dated: November 15, 2002


                                        BANK OF AMERICA, N.A.,
                                           as Master Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title:    Senior Vice President

                                                                       EXHIBIT I

         PARTIES TO AGREEMENT              DATE OF AGREEMENT        SERIES
================================================================================

Bank of America Mortgage Securities,    April 1, 1998               1998-1
Inc., Bank of America, FSB and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    May 1, 1998                 1998-2
Inc., Bank of America, FSB and
Deutsche Bank National Trust Company
of California

Bank of America Mortgage Securities,    June 1, 1998                1998-3
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    July 1, 1998                1998-4
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    September 1, 1998           1998-5
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    November 1, 1998            1998-6
Inc., Bank of America, FSB and The
Bank of New York

Bank of America Mortgage Securities,    December 1, 1998            1998-7
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

                             BANA 1999, 2000 and 2001 Transactions Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.18
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO
                  --------------------------------------------

            I, Gary K. Bettin, Senior Vice President of Bank of America, N.A., as servicer and/or as successor to Bank of America, FSB (collectively, the "Servicer"), hereby certify pursuant to Section 3.18 of the Pooling and Servicing Agreements listed on Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Servicer during calendar years 1999, 2000 and 2001 and of the performance of the Servicer under the Agreements has been made under my supervision, and (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreements throughout calendar years 1999, 2000 and 2001.

Dated: November 15, 2002


                                        BANK OF AMERICA, N.A.,
                                           as Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    February 23, 1999          1999-1
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    March 25, 1999             1999-2
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-3
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-4
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    May 25, 1999               1999-5
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-6
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-7
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    July 27, 1999              1999-8
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-9
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-10
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    September 23, 1999         1999-11
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    November 23, 1999          1999-12
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    January 25, 2000           2000-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 28, 2000             2000-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 25, 2000               2000-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2000              2000-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 26, 2000         2000-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 26, 2000           2000-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 21, 2000          2000-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    January 25, 2001           2001-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    February 22, 2001          2001-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 27, 2001             2001-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 29, 2001             2001-4
Inc., Bank of America, N.A. and Wells
Fargo Bank Minnesota, N.A.

Bank of America Mortgage Securities,    April 24, 2001             2001-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 24, 2001             2001-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 24, 2001               2001-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 29, 2001               2001-B
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 26, 2001              2001-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 27, 2001              2001-C
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 24, 2001              2001-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2001              2001-D
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 23, 2001            2001-9
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 28, 2001            2001-E
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 25, 2001         2001-10
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 23, 2001           2001-F
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 27, 2001          2001-G
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 27, 2001          2001-11
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-H
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-12
Inc., Bank of America, N.A. and The
Bank of New York

                                     BA Mortgage 1999 Transactions Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.18
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO
                  --------------------------------------------

            I, Gary K. Bettin, Senior Vice President of BA Mortgage, LLC, as successor to NationsBanc Mortgage Corporation (the "Servicer"), hereby certify pursuant to Section 3.18 of the Pooling and Servicing Agreements listed on
Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Servicer during calendar years 1999, 2000 and 2001 and of the performance of the Servicer under the Agreements has been made under my supervision, and (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreements throughout calendar years 1999, 2000 and 2001.

Dated: November 15, 2002


                                        BA MORTGAGE, LLC,
                                           as Servicer


                                        By:/s/ Gary K. Bettin
                                           -------------------------------------
                                           Name:  Gary K. Bettin
                                           Title: Senior Vice President

                                                                       EXHIBIT I

                PARTIES                    DATE OF POOLING         SERIES
                                              AGREEMENT
================================================================================

Bank of America Mortgage Securities,    February 23, 1999          1999-1
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    March 25, 1999             1999-2
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-3
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-4
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    May 25, 1999               1999-5
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-6
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-7
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    July 27, 1999              1999-8
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-9
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-10
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    September 23, 1999         1999-11
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    November 23, 1999          1999-12
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York